UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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www.envisionreports.com/ko Step 1: Go to www.envisionreports.com/ko or scan the QR code above and view the Proxy Statement. Step 2: Click on Cast Your Vote or Request Materials section. Step 3: Follow the instructions on the screen to log in. Vote by Internet • Go to www.envisionreports.com/KO • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Special Meeting Notice 01HCRC + + Important Notice Regarding the Availability of the Proxy Statement for the Special Meeting of Shareowners of The Coca-Cola Company to be held on July 10, 2012 You are receiving this notice that the Proxy Statement for the Special Meeting of Shareowners of The Coca-Cola Company is available on the Internet. Follow the instructions below to view the material and vote online or request a paper or e-mail copy. The items to be voted on and location of the special meeting are on the reverse side of this notice. Your vote is important. This communication presents only an overview of the complete Proxy Statement that is available to you on the Internet. We encourage you to access and review all of the important information contained in the Proxy Statement before voting. The Proxy Statement is available at: Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. How to Obtain a Copy of the Proxy Statement – If you want to receive a paper or e-mail copy of the Proxy Statement, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before July 1, 2012 to facilitate timely delivery. . IMPORTANT SPECIAL MEETING INFORMATION 1234 5678 9012 345 C 1234567890 C O Y 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT LINE SACKPACK

Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. Internet – Go to www.envisionreports.com/ko. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. Telephone – Call us free of charge at 1-866-641-4276 within the US, US territories and Canada using a touch tone phone and follow the instructions to order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Email – Send email to investorvote@computershare.com with “Special Meeting Proxy Material The Coca-Cola Company” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by July 1, 2012. . Special Meeting Notice The Special Meeting of Shareowners of The Coca-Cola Company (the “Company”) will be held at the Cobb Galleria Centre, Room 104, Two Galleria Parkway, Atlanta, Georgia 30339, on Tuesday, July 10, 2012, at 10:00 a.m., local time. The proposal to be voted on at the meeting is listed below along with the Board of Directors’ recommendation. The Board of Directors recommends that you vote FOR the following proposal: 1. To amend Article FOURTH of the Company’s Restated Certificate of Incorporation, as amended, to increase the authorized Common Stock of the Company from 5,600,000,000 shares, par value $.25 per share, to 11,200,000,000 shares, par value $.25 per share, and to effect a split of the issued Common Stock of the Company by changing each issued share of Common Stock into two shares of Common Stock. Note: To transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting. THIS IS NOT A PROXY CARD. To vote your shares on a proxy card, you must request that a paper copy of the proxy material be mailed to you by following the instructions at the bottom of this page. If you plan to attend the meeting, you must request an admission ticket in advance. To request an admission ticket, follow the instructions provided in the Proxy Statement or request an admission ticket when you vote electronically. 01HCRC